Exhibit 32.1

CERTIFICATION OF THE
CHIEF EXECUTIVE OFFICER OF
GLOBAL PARTNERS LP
PURSUANT TO 18 U.S.C. SECTION 1350

 In connection with the accompanying report on Form 10-K for the year ended December 31, 2010 of Global Partners LP (the “Partnership”) and filed with the Securities and Exchange Commission on the date hereof (the “Report”), I, Eric Slifka, President and Chief Executive Officer of Global GP LLC, the general partner of the Partnership, hereby certify, pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

1.               The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

2.               The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Partnership.

Dated: March 11, 2011	By:	/s/Eric Slifka
Eric Slifka
President and Chief Executive Officer
of Global GP LLC, general partner
of Global Partners LP